Exhibit 99.4



(Multicurrency-Cross Border)

                                   SCHEDULE
                                    to the
                               Master Agreement
                         dated as of February 27, 2006
                                    between
             LEHMAN BROTHERS SPECIAL FINANCING INC. ("Party A"),
                  a corporation organized under the laws of
                             the State of Delaware
                                      and
 THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract Administrator for CWABS, Inc. Asset-Backed Certificates Series 2006-3, pursuant to a Swap Contract Administration Agreement ("Party B")

  All terms used herein and not otherwise defined are given their meaning in the Pooling and Servicing Agreement dated as of February 1, 2006 among CWABS,
    Inc. as depositor, Park Monaco Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans
  Servicing LP, as master servicer and The Bank of New York, as trustee (the "Pooling and Servicing Agreement") and in the Swap Contract Administration
 Agreement dated as of February 27, 2006, among the Bank of New York, as Swap Contract Administrator (in such capacity, the "Swap Contract Administrator")
  and as Trustee under the Pooling and Servicing Agreement referred to below (in such capacity, the "Trustee"), and Countrywide Home Loans, Inc.(the "Swap
                     Contract Administration Agreement")

Part 1:     Termination Provisions

In this Agreement:

(a)   "Specified Entity" means in relation to Party A for the purpose of:

           Section 5(a)(v),             Not applicable.
           ---------------
           Section 5(a)(vi),            Not applicable.
           ----------------
           Section 5(a)(vii),           Not applicable.
           -----------------
           Section 5(b)(iv),            Not applicable.
           ----------------

                And in relation to Party B for the purpose of:

           Section 5(a)(v),             Not applicable.
           ---------------
           Section 5(a)(vi),            Not applicable.
           ----------------
           Section 5(a)(vii),           Not applicable.
           -----------------
           Section 5(b)(iv),            Not applicable.
           ----------------

(b) "Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(c)   Events of Default.

      (i) The "Breach of Agreement" provisions of Section 5(a)(ii) will not apply to Party A and will not apply to Party B.

      (ii) The "Credit Support Default" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B.

      (iii) The "Misrepresentation" provisions of Section 5(a)(iv) will not apply to Party A and will not apply to Party B.

      (iv) The "Default under Specified Transaction" provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

      (v) "Cross Default" provisions of Section 5(a)(vii) will not apply to Party A and will not apply to Party B.

      (vi) Clause (2) of the "Bankruptcy" provisions of Section 5(a)(vii) will not apply to Party B with respect to its inability to pay its subordinated debt.

(d)   Termination Events.

      (i) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement, Market Quotation and the Second Method will apply.

(g)   "Termination Currency" means USD.

(h) Additional Termination Events will apply. Each of the following shall constitute an Additional Termination Event:

      (A) Approved Ratings Threshold. Upon the occurrence of a Collateralization Event (as defined below) Party A has not, within 30 days after such ratings downgrade (unless, within 30 days after such downgrade, each such Swap Rating Agency has reconfirmed the rating of the Swap Certificates which was in effect immediately prior to such downgrade without regard to any financial guarantee insurance policy, if applicable, unless the rating of the Swap Certificates were changed due to a circumstance other than the downgrading of Party A's (or its Credit Support Provider's rating), complied with one of the four solutions listed below, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      In the event that (A) either (i) the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated below "Al" by Moody's or are rated "Al" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade) or (ii) the unsecured, short-term debt obligations of Party A (or its Credit Support Provider) are rated below "P-1" by Moody's or are rated "P-1" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), (B) no short-term rating is available from Moody's and the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated below "Aa3" by Moody's or are rated "Aa3" by Moody's and such rating is on watch for possible downgrade (but only for so long as it is on watch for possible downgrade), or (C) either (i) the unsecured, short-term debt obligations of Party A (or its Credit Support Provider) are rated below "A-1" by S&P or (ii) if Party A (or its Credit Support Provider) does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated below "A+" by S&P (such event a "Collateralization Event"), then, Party A, at its own cost and subject to Rating Agency Condition (other than with respect to sub-clause (iii) below, shall within 30 days either (i) cause another entity to replace Party A as party to this Agreement that satisfies the Swap Counterparty Requirement and that is approved by the Trustee (which approval shall not be unreasonably withheld) on terms substantially similar to this Agreement; (ii) obtain a guaranty of, or a contingent agreement of another person that satisfies the Swap Counterparty Rating Requirement), to honor Party A's obligations under this Agreement, provided that such other person is approved by the Trustee such approval not to be unreasonably withheld; (iii) post collateral in accordance with the Credit Support Annex attached hereto; or (iv) establish any other arrangement satisfactory to the applicable Swap Rating Agency which will be sufficient to restore the immediately prior ratings of the Swap Certificates without regard to any financial guarantee policy, if applicable, that satisfies the Swap Counterparty Ratings Requirements. If Party A posts collateral in any circumstance described in this paragraph, and if required at the time by S&P or necessary to satisfy the Rating Agency Condition, concurrently with such delivery of Eligible Collateral, Party A shall cause its outside counsel to deliver to Party B an opinion in form and substance acceptable to S&P, as to the enforceability, perfection and priority of Party B's security interest in such Eligible Collateral in all relevant jurisdictions (i.e., that, notwithstanding Party A's insolvency, the collateral will be available to meet swap obligations free from any preference claim or moratorium). All collateral posted by Party A shall be returned to Party A immediately upon Party A securing a substitute counterparty that satisfies the Swap Counterparty Ratings Requirements.

      "Swap Counterparty Ratings Requirement" shall mean (a) either (i) the unsecured, short-term debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least "A-1" by S&P or (ii) if the substitute counterparty does not have a short-term rating from S&P, the unsecured, long-term senior debt obligations of the substitute counterparty (or its Credit Support Provider) are rated at least "A+" by S&P, and (b) either (i) the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "Al" by Moody's (and if rated "Al" by Moody's, such rating is not on watch for possible downgrade) and the unsecured, short-term debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "P-1" by Moody's (and if rated "P-1" by Moody's, such rating is not on watch for possible downgrade and remaining on watch for possible downgrade), or (ii) if such substitute counterparty (or its Credit Support Provider) does not have a short-term debt rating from Moody's, the unsecured, long-term senior debt obligations of such substitute counterparty (or its Credit Support Provider) are rated at least "Aa3" by Moody's (and if rated "Aa3" by Moody's, such rating is not on watch for possible downgrade).

      (B) Ratings Event. Upon the occurrence of a Ratings Event (as defined below) Party A has not, within 10 days after such rating withdrawal or downgrade (unless, within 10 days after such withdrawal or downgrade, each such Swap Rating Agency has reconfirmed the rating of the Swap Certificates which was in effect immediately prior to such withdrawal or downgrade without regards to any financial guarantee insurance policy, if applicable unless the rating of the Swap Certificates were changed due to a circumstance other than the withdrawal or downgrading of Party A's (or its Credit Support Provider's) rating), complied with one of the solutions listed below, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      It shall be a ratings event ("Ratings Event") if at any time after the date hereof Party A shall fail to satisfy the Swap Counterparty Ratings Threshold. Swap Counterparty Ratings Threshold shall mean that both (A) the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated at least "BBB-" by S&P, and (B) either (i) the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated at least "A2" by Moody's (including if such rating is on watch for possible downgrade) and the unsecured, short-term debt obligations of Party A (or its Credit Support Provider) are rated at least "P-I" by Moody's (including if such rating is on watch for possible downgrade) or (ii) if Party A (or its Credit Support Provider) does not have a short-term rating from Moody's, the unsecured, long-term senior debt obligations of Party A (or its Credit Support Provider) are rated at least "A1" by Moody's (including if such rating is on watch for possible downgrade).

      Following a Ratings Event, Party A shall take the following actions at its own expense and subject to the Rating Agency Condition (other than with respect to sub-clause (A) hereafter), (A) immediately post collateral in accordance with the Credit Support Annex attached hereto (until such time as it has secured a substitute counterparty or a guarantor that satisfies the Swap Counterparty Ratings Requirement, and
      (B) not later than 10 days after the occurrence of such a downgrade or withdrawal by S&P or Moody's, either (I) assign all of its rights and obligations under the Transactions to a counterparty that satisfies the Swap Counterparty Ratings Requirement or whose guarantor satisfies the Swap Counterparty Ratings Requirement pursuant to documentation substantially similar to the documentation then in place and subject to prior notification to the Rating Agencies, or (II) provide a guaranty from a guarantor that satisfies the Swap Counterparty Ratings Requirement pursuant to documentation substantially similar to the documentation then in place and subject to prior notification to the Rating Agencies.

      The occurrence of the Additional "Termination Event described in Part l(h)(A) and (B) shall have no effect on Party A's obligation to undertake the steps set forth hereunder in the event Party B does not exercise its right to terminate hereunder. Notwithstanding the foregoing, in the event that S&P has other published criteria with respect to the downgrade of a counterparty in effect at the time of such a downgrade of Party A, Party A shall be entitled to elect to take such other measures specified in such published criteria subject to the satisfaction of the Rating Agency Condition.

      (C) Supplemental Pooling and Servicing Agreement without Party A's Prior Written Consent. Party B enters into an amendment and/or supplement to the Pooling and Servicing Agreement or other modification to the Pooling and Servicing Agreement that could reasonably be expected to have a material adverse effect on Party A without the prior written consent of Party A (such consent not to be unreasonably withheld). For the purpose of the foregoing Termination Event, Party B shall be the sole Affected Party.

      (D) Return of Collateral. Party B or its Custodian fails to transfer any Return Amount pursuant to the terms of the Credit Support Annex following any applicable notice, cure and grace periods provided for thereunder. For the purpose of the foregoing Termination Event, Party B shall be the sole Affected Party.

Part 2: Tax Representations

(a) Payer Tax Representations. For the purpose of Section 3(e) of this Agreement, Party A and Party B will each make the following representation: It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Sections 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction(s) of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(b)   Payee Tax Representations.

      For the purpose of Section 3(f) of this Agreement, Party A represents that it is a corporation duly organized and validly existing under the laws of the State of Delaware and Party B represents that it is a "United States person" as such term is defined in Section 770l(a)(30) of the Internal Revenue Code of 1986, as amended.

(c)   Tax Representations in Confirmations.

      For purposes of Sections 2(d)(i)(4) and 3(f), any payee tax representation specified in a Confirmation under this Agreement shall be deemed to be specified in this Schedule.

(d)   Deduction or Withholding for Tax.

      The provisions of Section 2(d)(i)(4) and 2(d)(ii) will not apply to Party B and Party B shall not be required to pay any additional amounts referred to therein.

Part 3: Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)   Tax forms, documents or certificates to be delivered are:


Party required to      Form/Document/                  Date by which
deliver document        Certificate                   to be Delivered
----------------        -----------                   ---------------
Party A and       Forms and/or documents          Upon reasonable demand by the
Party B           described in Section 4(a)(iii)  other party.
                  of the Agreement.

(b)   Other documents to be delivered are:

Party required to         Form/Document/           Date by which    Covered by
deliver document           Certificate            to be delivered   Section 3(d)
----------------           -----------            ---------------   ------------
Party A and       For each party, an incumbency  Upon execution of       Yes
Party B           certificate with respect to    this Agreement.
                  each signatory to this
                  Agreement and the Credit
                  Support Documents.

Party A           A copy of the annual report    Upon request.           Yes
                  of its Credit Support
                  Provider containing audited
                  consolidated financial
                  statements for such fiscal
                  year certified by independent
                  public accountants and
                  prepared in accordance with
                  generally accepted accounting
                  principles consistently
                  applied.

Party A           For its most recent fiscal     Upon request.           Yes
                  quarter, a copy of the
                  unaudited financial
                  statements of its Credit
                  Support Provider, prepared in
                  accordance with generally
                  accepted accounting
                  principles consistently
                  applied.

Party A and       Any documents required or      Upon execution of       Yes
Party B           reasonably requested by the    this Agreement.
                  receiving party to evidence
                  authority of the delivering
                  party or its Credit Support
                  Provider, if any, to execute
                  and deliver this Agreement,
                  any Confirmation, and any
                  Credit Support Documents to
                  which it is a party, and to
                  evidence the authority of the
                  delivering party to its
                  Credit Support Provider to
                  perform its obligations under
                  this Agreement, such
                  Confirmation and/or Credit
                  Support Document, as the case
                  may be.

Party required to         Form/Document/           Date by which    Covered by
deliver document           Certificate            to be delivered   Section 3(d)
----------------           -----------            ---------------   ------------
Party A           A guarantee of Lehman          Upon execution of       No
                  Brothers Holdings Inc.         this Agreement.
                  ("Holdings") substantially in
                  the form of Exhibit A to this
                  Schedule.

Party B           Opinions of counsel to Party   Upon execution of       No
                  B of this substantially in     this Agreement.
                  the form of Exhibit B to this
                  Schedule.

Party A           An opinion of counsel to       Upon execution of       No
                  Party A Upon execution of      this Agreement.
                  this and Party A's Credit
                  Support Provider
                  substantially in the form of
                  Exhibit C to this Schedule.

Party B           Monthly Report                 At such time as         Yes
                                                 each Monthly
                                                 Report is
                                                 delivered to the
                                                 Trustee.

Party B           Copy of any notice delivered   Upon availability       Yes
                  under the Pooling and
                  Servicing Agreement that
                  impacts this Agreement.

Party B           Executed copy of the Credit    Upon execution of       Yes
                  Support Document specified in  this Agreement.
                  Part 4 to this Schedule.

Party B           Executed copy of the Swap      Upon execution of       Yes
                  Contract Administration        this Agreement.
                  Agreement.

Part 4: Miscellaneous

(a)   Addresses for Notices. For the purpose of
      Section 12(a) of this Agreement:

      Address for notices or communications to Party A:

      Address:        Lehman Brothers Special Financing Inc.
                      c/o Lehman Brothers Inc.
                      Corporate Advisory Division
                      Transaction Management Group
                      745 Seventh Avenue
                      New York, New York  10019

      Attention:      Documentation Manager
      Telephone No.:  (212) 526-71 87
      Facsimile No.:  (212) 526-7672

For all purposes.

      Address for notices or communications to Party B:

      Address:        The Bank of New York
                      101 Barclay Street
                      New York, NY  10286

      Attention:      Corporate Trust Administration MBS Administration, CWABS,
                      Series 2006-3
      Telephone No.:  (212) 815-3236
      Facsimile No.:  (212) 815-3986

                      For all purposes.

(b)   Process Agent. For the purpose of Section
      13(c) of this Agreement:

      Party A appoints as its Process Agent:  Not applicable.
      Party B appoints as its Process Agent:  Not applicable.

(c)   Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement:

      Party A is not a Multibranch Party.
      Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A; provided, however, that if an Event of Default has occurred and is continuing with respect to Party A, then the parties will mutually appoint a financial institution acceptable to both parties which would qualify as a Reference Market-maker to act as Calculation Agent until the earlier of
      (i) a designation under Section 6(c)(ii), or (ii) the discontinuance of such Event of Default with respect to Party A.

(f) Credit Support Document. Details of any Credit Support Document, each of which is incorporated by reference in, constitutes part of, and is in connection with, this Agreement and each Confirmation as if set forth in full in this Agreement or such Confirmation:

      In the case of Party A: (1) A guarantee of Party A's obligations hereunder substantially in the form annexed hereto as Exhibit A to this Schedule. (2) The Credit Support Annex which supplements, forms part of, and is subject to this Agreement.

      In the case of Party B: From and including the date of its exclusion, the Pooling and Servicing Agreement.

(g)   Credit Support Provider.

      Credit Support Provider means in relation to Party A: Lehman Brothers Holdings Inc.

      Credit Support Provider means in relation to Party B:  None.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

(i) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-"; and (ii) deleting the final paragraph thereof.

(j) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will apply.

(k) "Affiliate" will have the meaning specified in Section 14 of this Agreement, except that Party B shall be deemed to have no Affiliates; and provided, however, that with respect to Party A, such definition shall be understood to exclude Lehman Brothers Derivative Products Inc. and Lehman Brothers Financial Products Inc.

Part 5: Other Provisions

(a) Accuracy of Specified Information. Section 3(d) is hereby amended by inserting in the third line thereof after the words "in every material respect" and before the period the phrase "or, in the case of audited or unaudited financial statements, a fair presentation, in all material respects, of the financial condition of the relevant person."

(b) No Violation or Conflict Representation. Section 3(a)(iii) is hereby amended by inserting in the second line thereof after the words "constitutional documents" and before the words ", any order or judgment" the phrase "(including, but not limited to, the Pooling and Servicing Agreement as amended, and any and all resolutions, investment policies, guidelines, procedures or restrictions)."; provided, such amendment shall be applicable only with respect to the Representations of Party B.

(c) Representations. Section 3 is hereby amended by adding the following subsections after subsection (f) thereof:

      (g) No Agency. It is entering into this Agreement, any Credit Support Document to which it is a party, and each Transaction, and any other documentation relating to this Agreement or any Transaction, as principal (and not as agent or in any other capacity, fiduciary or otherwise).

      (h) Eligible Contract Participant. It is an "eligible contract participant" within the meaning of Section 1a(12) of the Commodity Exchange Act, as amended.

      (i) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into each Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

      (j) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

      (k) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

(d) Additional Representations and Warranties of Party B. Party B represents to Party A in accordance with Section 3 of the Agreement (which representations will be deemed to be repeated by Party B at all times until the termination of this Agreement) that all representations and warranties in the Swap Contract Administration Agreement are incorporated hereby as if made under this Agreement and all references to the Swap Contract Administration Agreement are references to this Agreement.

(e) Third-Party Beneficiary. Party B agrees with Party A that Party A shall be an express third-party beneficiary of the Pooling and Servicing Agreement and the Swap Contract Administration Agreement.

(f) No Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreements, each of Party A and Party B irrevocably waives as to itself any and all contractual rights it may have to setoff, net, recoup or otherwise withhold or suspend or condition its payment or performance of any obligation to the other party under this Agreement against any obligation of one party hereto to the other party hereto arising outside of this Agreement (which Agreement includes, without limitation, the Master Agreement to which this Schedule is attached, this Schedule, the Confirmations and any Credit Support Document). The provisions for Set-Off set forth in
      Section 6(e) shall not apply.

(g)   Transfer  and  Assignment.  Notwithstanding  anything to the contrary in
      Section 7 and Section 6(b)(ii) of the Agreement, Party A may assign its rights and obligations under the Agreement, in whole or in part, to any Affiliate of Holdings effective upon delivery to Party B of the guarantee by Holdings, in favor of Party B, of the obligations of such Affiliate, such guarantee to be substantially the same as the guarantee then in effect of the obligations of the transferor. Party A will provide prior written notice to each Rating Agency of any such assignment. Any transfer pursuant to the foregoing or Section 7 of this Agreement shall meet the following requirements:

      1. No Event of Default nor Termination Event would occur immediately as a result of such transfer;

      2. Party A delivers to Party B both (a) an executed acceptance and assumption by the Assignee of this Agreement and all Transactions (the "Transferred Obligations") and (b) an executed guarantee from Party A's Credit Support Provider on behalf of the Assignee, with respect to the Transferred Obligations, substantially and in all material respects in the form of the guaranty provided hereunder;

      3. As a result of the Transfer, on the next scheduled payment date Party B is not required to make payments (tax or otherwise) that are more than or receive payments (tax or otherwise) that are less than the payments that Party B would be required to make or receive under the Transactions or the Agreement had the transfer not occurred.

      On the Effective Date, (1) Party A shall be released from all obligations and liabilities arising under the Transferred Obligations;
      (2) the Assignee shall assume all obligations and liabilities under the Transferred Obligations; and (3) the Transferred Obligations shall cease to be Transaction(s) under this Agreement and shall be deemed to be Transaction(s) under the master agreement between Assignee and Party B.

      In addition, any transfer pursuant to Section 7 of this Agreement other than the foregoing shall be subject to Rating Agency Condition and Party A and Party B will provide prior written notice to each Rating Agency of any transfer under Section 6(b)(ii).

(h) Notices. For the purposes of subsections (iii) and (v) of Section 12(a), the date of receipt shall be presumed to be the date sent if sent on a Local Business Day or, if not sent on a Local Business Day, the date of receipt shall be presumed to be the first Local Business Day following the date sent.

(i) Service of Process. The third sentence of Section 13(c) shall be amended by adding the following language at the end thereof: "if permitted in the jurisdiction where the proceedings are initiated and in the jurisdiction where service is to be made."

(j) Amendments. Section 9(b) is hereby amended by adding at the end thereof the sentence: "In addition, any amendment or modification of this Agreement shall be subject to the Rating Agency Condition."

(k) Amendments to Operative Documents. Party B agrees that it will obtain Party A's written consent (which consent shall not be unreasonably withheld) at least ten (10) Business Days prior to amending or supplementing the Pooling and Servicing Agreement (or any other transaction document), if such amendment and/or supplement would: (a) materially adversely affect any of Party A's rights or obligations hereunder; or (b) modify the obligations of, or impact the ability of, Party B to fully perform any of Party B's obligations hereunder.

(l) No Bankruptcy Petition. Party A agrees that it will not, until a period of one year and one day (or if longer, the applicable preference period), after the payment in full of all of the Swap Certificates, acquiesce, petition, invoke or otherwise cause Party B to invoke the process of any governmental authority for the purpose of commencing or sustaining a case (whether voluntary or involuntary) against Party B under any bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Party B or any substantial part of its property or ordering the winding-up or liquidation of the affairs of Party B; provided, that this provision shall not restrict or prohibit Party A from joining any other person, including, without limitation, the Trustee, in any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings already commenced or other analogous proceedings already commenced under applicable law.

(m) Additional Definition. Section 14 is hereby amended by adding the following definitions in their appropriate alphabetical order:

      "Moody's" means Moody's Investor Services, Inc.

      "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder, that the party acting or failing to act has consulted with each Rating Agency then providing a rating of any Swap Certificates and has received from each Rating Agency a written confirmation that the proposed action or inaction would not cause such Rating Agency to downgrade or withdraw its then-current rating of any Swap Certificates determined without regards to any financial guarantee insurance policy, if applicable.

      "S&P" means Standard & Poor's Ratings Services, a division of McGraw-Hill, Inc.

      "Swap Rating Agencies " means Moody's and S&P.

      "USD" means United States Dollars.

      All terms used herein and not otherwise defined are given their meaning in the Pooling and Servicing Agreement.

(n) Waiver of Trial By Jury. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this agreement or any transaction, and acknowledges that this waiver is a material inducement to the other party's entering into this agreement and each transaction hereunder.

(o) Severability. If any term, provision, covenant or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement; provided, however, that this severability provision shall not be applicable if any provision of
      Section 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or connection with any such Section) shall be held to be invalid or unenforceable.

(p) Limited Liability. Party A and Party B agree to the following: (a) The Bank of New York ("BNY") is entering into this Agreement not in its individual or corporate capacity, but solely in its capacity as Swap Contract Administrator under the Swap Contract Administration Agreement; (b) in no case shall BNY (or any person acting as successor Swap Contract Administrator under the Swap Contract Administration
      Agreement)  be  personally  liable  for  or on  account  of  any  of the statements, representations, warranties, covenants or obligations stated to be those of Party B under the terms of this Agreement, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under Party A; and (c) recourse against Party B shall be limited to the assets available under the Swap Contract Administration Agreement or the Pooling and Servicing Agreement.

(q) Regulation AB Compliance. Party A and Party B agree that the terms of the Item 1115 Agreement dated as of February 24, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, Inc., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Lehman Brothers Special Financing Inc.

      shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Exhibit D.

The parties executing this Schedule have executed the Master Agreement and have agreed as to the contents of this Schedule.

            LEHMAN BROTHERS              THE BANK OF NEW YORK, not in its
         SPECIAL FINANCING INC.          individual or corporate capacity but
                                         solely as Swap Contract Administrator
                                         for SWABS, Inc. Asset-Backed
                                         Certificates Series 2006-3, pursuant
                                         to a Swap Contract Administration
                                         Agreement

              Party A                                  Party B


/s/ Jacqueline M. Didier                 /s/ Cirino Emanuele
-------------------------------          -------------------------------
Name:  Jacqueline M. Didier              Name: Cirino Emanuele
Title: Vice President                    Title: Assistant Vice President
Date:                                    Date:

                               LEHMAN BROTHERS


                            EXHIBIT A to Schedule
                            ---------------------

                  GUARANTEE OF LEHMAN BROTHERS HOLDINGS INC.
                  ------------------------------------------

LEHMAN BROTHERS SPECIAL FINANCING INC. ("Party A") and THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract Administrator for CWABS, Inc. Asset-Backed Certificates Series 2006-3, pursuant to a Swap Contract Administration Agreement, ("Party B") have entered into a Master Agreement dated as of February 27, 2006, (the "Master Agreement"), pursuant to which Party A and Party B have entered and/or anticipate entering into one or more transactions (each a "Transaction"), the Confirmation of each of which supplements, forms part of, and will be read and construed as one with, the Master Agreement (collectively referred to as the "Agreement"). This Guarantee is a Credit Support Document as contemplated in the Agreement. For value received, and in consideration of the financial accommodation accorded to Party A by Party B under the Agreement, LEHMAN BROTHERS HOLDINGS INC., a corporation organized and existing under the laws of the State of Delaware ("Guarantor"), hereby agrees to the following:


     (a) Guarantor hereby unconditionally guarantees to Party B the due and punctual payment of all amounts payable by Party A under each Transaction when and as Party A's obligations thereunder shall become due and payable in accordance with the terms of the Agreement. In case of the failure of Party A to pay punctually any such amounts, Guarantor hereby agrees, upon written demand by Party B, to pay or cause to be paid any such amounts punctually when and as the same shall become due and payable.

     (b) Guarantor hereby agrees that its obligations under this Guarantee constitute a guarantee of payment when due and not of collection.

     (c) Guarantor hereby agrees that its obligations under this Guarantee shall be unconditional, irrespective of the validity, regularity or enforceability of the Agreement against Party A (other than as a result of the unenforceability thereof against Party B), the absence of any action to enforce Party A's obligations under the Agreement, any waiver or consent by Party B with respect to any provisions thereof, the entry by Party A and Party B into additional Transactions under the Agreement or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (excluding the defense of payment or statute of limitations, neither of which is waived) provided, however, that Guarantor shall be entitled to exercise any right that Party A could have exercised under the Agreement to cure any default in respect of its obligations under the Agreement or to setoff, counterclaim or withhold payment in respect of any Event of Default or Potential Event of Default in respect of Party B or any Affiliate, but only to the extent such right is provided to Party A under the Agreement. The Guarantor acknowledges that Party A and Party B may from time to time enter into one or more Transactions pursuant to the Agreement and agrees that the obligations of the Guarantor under this Guarantee will upon the execution of any such Transaction by Party A and Party B extend to all such Transactions without the taking of further action by the Guarantor.

     (d) This Guarantee shall remain in full force and effect until such time as Party B shall receive written notice of termination. Termination of this Guarantee shall not affect Guarantor's liability hereunder as to obligations incurred or arising out of Transactions entered into prior to the termination hereof.

     (e) Guarantor further agrees that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time, payment, or any part thereof, of any obligation or interest thereon is rescinded or must otherwise be restored by Party B upon an Event of Default as set forth in
Section 5(a)(vii) of the Master Agreement affecting Party A or Guarantor.

     (f) Guarantor hereby waives (i) promptness, diligence, presentment, demand of payment, protest, order and, except as set forth in paragraph (a) hereof, notice of any kind in connection with the Agreement and this Guarantee, or (ii) any requirement that Party B exhaust any right to take any action against Party A or any other person prior to or contemporaneously with proceeding to exercise any right against Guarantor under this Guarantee.



                                       1
                        LEHMAN BROTHERS HOLDINGS INC.
                 745 SEVENTH AVENUE, NEW YORK, NEW YORK 10019

                                LEHMAN BROTHERS

      This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine. All capitalized terms not defined in this Guarantee, but defined in the Agreement, shall have the meanings assigned thereto in the Agreement.

      IN WITNESS WHEREOF, Guarantor has caused this Guarantee to be executed in its corporate name by its duly authorized officer as of the date of the Agreement.

                                       LEHMAN BROTHERS HOLDINGS INC.



                                       By:__________________________________
                                       Name:
                                       Title:
                                       Date:







                                      2


                        LEHMAN BROTHERS HOLDINGS INC.
                 787 SEVENTH AVENUE, NEW YORK, NEW YORK 10019

            Master Agreement: The ISDA Master Agreement between the Counterparty and CHL, or if no such Master Agreement exists, the ISDA Master Agreement assumed to apply to the Derivative Agreement pursuant to its terms.
..

            Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

            Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by theostaff of the Commission, or as may be provided by the Commission or its staff from time to time.

            Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2. Information to be Provided by the Counterparty.

      (a)   Prior to printing the related Prospectus Supplement,

            (i) the Counterparty shall provide to the related Depositor such information regarding the Counterparty, as a derivative instrument counterparty, as is reasonably requested by the related Depositor for the purpose of compliance with Item 1115(a)(1) of Regulation AB. Such information shall include, at a minimum:

                  (A)   The Counterparty's legal name (and any d/b/a);

                  (B)   the organizational form of the Counterparty;

                  (C) a description of the general character of the business of the Counterparty;

                  (D) a description of any affiliation or relationship (as set forth in Item 1119) between the Counterparty and any of the following parties:

                        (1) CHL (or any other sponsor identified to the Counterparty by CHL);

                        (2) the related Depositor (as identified to the Counterparty by CHL);

                        (3)   the SPV;

                        (4) Countrywide Home Loans Servicing LP (or any other servicer or master servicer identified to the Counterparty by CHL);

            Master Agreement: The ISDA Master Agreement between the Counterparty and CHL, or if no such Master Agreement exists, the ISDA Master Agreement assumed to apply to the Derivative Agreement pursuant to its terms.

            Prospectus Supplement: The prospectus supplement prepared in connection with the public offering and sale of the related Securities.

            Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. '7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2. Information to be Provided by the Counterparty.

      (a)   Prior to printing the related Prospectus Supplement,

      (i) the Counterparty shall provide to the related Depositor such information regarding the Counterparty, as a derivative instrument counterparty, as is reasonably requested by the related Depositor for the purpose of compliance with Item 1115(a)(1) of Regulation AB. Such information shall include, at a minimum:

            (A)   The Counterparty's legal name (and any d/b/a);

            (B)   the organizational form of the Counterparty;

            (C) a description of the general character of the business of the Counterparty;

            (D) a description of any affiliation or relationship (as set forth in Item 1119) between the Counterparty and any of the following parties:

                  (1) CHL (or any other sponsor identified to the Counterparty by CHL);

                  (2) the related Depositor (as identified to the Counterparty by CHL);

                  (3)   the SPV;

                  (4) Countrywide Home Loans Servicing LP (or any other servicer or master servicer identified to the Counterparty by CHL);

                  (5) The Bank of New York (or any other trustee identified to the Counterparty by CHL);

                  (6)   any originator identified to the Counterparty by CHL;

                  (7) any enhancement or support provider identified to the Counterparty by CHL; and

                  (8) any other material transaction party identified to the Counterparty by CHL.

      (ii) if requested by the related Depositor prior to the related Depositor taking the steps necessary to suspend its obligation to file Exchange Act Reports, with respect to the SPV, under Sections 13 and 15(d) of the Exchange Act, in accordance with the requirements of Regulation AB, the Counterparty shall:

            (A)   provide the financial data required by Item 1115(b)(1) or
                  (b)(2) of Regulation AB (as specified by the related Depositor to the Counterparty) with respect to the Counterparty (or any entity that consolidates the Counterparty) and any affiliated entities providing derivative instruments to the SPV (the "Company Financial Information"), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB; and

            (B) if applicable, cause its accountants to issue their consent to the filing or the incorporation by reference of such financial statements in the Registration Statement.

(b) Following the Closing Date and until the related Depositor takes the steps necessary to suspend its obligation to file Exchange Act Reports, with respect to the SPV, under Sections 13 and 15(d) of the Exchange Act, with respect to a Transaction,

      (i) no later than the 25th calendar day of each month, the Counterparty shall (1) notify the related Depositor in writing of any affiliations or relationships that develop following the Closing Date between the Counterparty and any of the parties specified in Section 2(a)(i)(D) (and any other parties identified in writing by the related Depositor) and (2) provide to the related Depositor a description of such proceedings, affiliations or relationships as described in Section 2(b)(i)(1);

      (ii) if the Counterparty provided Company Financial Information to the related Depositor for the Prospectus Supplement, within 5 Business Days of the release of any updated financial data, the Counterparty shall (1) provide current Company Financial Information as required under
            Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by Item 1115(b)(2) of Regulation AB, and (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV; and

      (iii) if the related Depositor requests Company Financial Information from the Counterparty, for the purpose of compliance with Item 1115(b) of Regulation AB following the Closing Date, the Counterparty shall upon five Business Days written notice either
            (A), (1) provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form (if not incorporated by reference) and hereby authorizes the related Depositor to incorporate by reference the financial data required by. Item 1115(b)(2) of Regulation AB, (2) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV and
            (3) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the related Depositor in an EDGAR-compatible form and if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of the SPV or (B) assign the Derivative Agreement as provided below.

Section 3. Representations and Warranties and Covenants of the Counterparty.

      (a) The Counterparty represents and warrants to the related Depositor, as of the date on which information is first provided to the related Depositor under Section 2(a)(ii), Section 2(b)(ii) or
            Section 2(b)(iii)(A), that, except as disclosed in writing the related Depositor prior to such date:

            (i) The Counterparty or the entity that consolidates the Counterparty is required to file reports with the Commission pursuant to section 13(a) or 15(d) of the Exchange Act.

            (ii) The Counterparty or the entity that consolidates the Counterparty has filed all reports and other materials required to be filed by such requirements during the preceding 12 months (or such shorter period that such party was required to file such reports and materials).

            (iii) The reports filed by the Counterparty, or entity that consolidates the Counterparty, include (or properly. incorporate by reference) the financial statements of the Counterparty.

                             EXHIBIT B to Schedule
                             ---------------------

                   [Form of Opinion of Counsel for Party B]

                                                                        [Date]

Lehman Brothers Special Financing Inc.
c/o Lehman Brothers Inc.
745 Seventh Avenue,
New York, New York 10019
USA

          Re:  CWABS, Inc.
               Asset-Backed Certificates, Series 2006-3
               ----------------------------------------

Ladies and Gentlemen:

     We have acted as special counsel for CWABS, Inc., a Delaware corporation (the "Depositor"), in connection with the issuance of the CWABS, Inc. Asset-Backed Certificates of the above-referenced Series (the "Certificates"). The Certificates represent the entire beneficial ownership interest in a trust fund (the "Trust Fund") created pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2006 (the "Pooling and Servicing Agreement") among the Depositor, as depositor, Countrywide Home Loans Inc. ("CHL"), as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer, The Bank of New York ("BNY"), as trustee, and The Bank of New York Trust Company, N.A., as co-trustee. The assets of the Trust Fund will consist primarily of a pool of conventional, credit-blemished mortgage loans secured by first liens on one- to four-family residential properties.

     In connection with the issuance of the Certificates, we have also acted as special counsel to the Depositor in connection with the execution and delivery of the following documents relating to the Certificates: (i) the Swap Contract Administration Agreement, dated as of February 27, 2006 (the "Swap Contract Administration Agreement"), between BNY, in its capacity as swap contract administrator (in such capacity, the "Swap Contract Administrator") and in its capacity as Trustee under the Pooling and Servicing Agreement, and CHL, (ii) a confirmation with a reference number of [] and a trade date of February [], 2006 (the "Confirmation") between CHL and Lehman Brothers Special Financing Inc. (the "Swap Counterparty"), (iii) the ISDA Master Agreement, Schedule and Credit Support Annex dated as of February 27, 2006 (collectively, the "Master Agreement"), between the Swap Counterparty and the Swap Contract Administrator and (iv) the Swap Contract Assignment Agreement, dated as of February 27, 2006 (the "Swap Contract Assignment Agreement"), between CHL, the Swap Counterparty and the Swap Contract Administrator. The Master Agreement and the transaction evidenced by the Confirmation, taken together with the applicable provisions of the Swap Contract Assignment Agreement, are referred to herein collectively as the "Swap Agreement".

     Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

     In arriving at the opinion expressed below, we have examined and relied on originals or copies of the Pooling and Servicing Agreement, the Swap Contract Administration Agreement, the Swap Contract Assignment Agreement, the Master Agreement and the Confirmation (collectively, the "Agreements"). In addition, we have made such investigations of law as we have deemed appropriate as a basis for the opinion expressed below.

     Based upon the foregoing, and having regard to legal considerations which we deem relevant, subject to the assumptions, qualifications and limitations set forth herein, we are of the opinion that the Swap Agreement constitutes the valid and binding obligation of the Swap Contract Administrator, enforceable against the Swap Contract Administrator in accordance with its terms.

     The opinion set forth above is subject to certain qualifications, assumptions and exceptions as set out below.

     In rendering the foregoing opinion, we have assumed, without any independent investigation or verification, the following: (a) the authenticity of original documents, the legal capacity of all individuals and the genuineness of all signatures; (b) the conformity to the originals of all documents submitted to us as certified, conformed or photostatic copies; (c) the truth, accuracy and completeness of the information, representations and warranties made in conference or contained in the records, documents, instruments and certificates we have reviewed; (d) the due organization of the parties to the Agreements and the power and authority of the parties to the Agreements to enter into and perform all of their obligations thereunder; (e) the due authorization, execution and delivery of the Agreements on behalf of the respective parties thereto; (f) except as expressly covered in the opinion set forth above, the legal, valid, and binding effect of the Agreements and the enforceability thereof (in accordance with their terms) against the respective parties thereto; (g) that the parties have complied and will comply with all material provisions of the Agreements; (h) the absence of any evidence extrinsic to the provisions of the written agreements between the parties that the parties intended a meaning contrary to that expressed by those provisions; (i) the absence of any agreement or understanding among the parties other than those contained in the Agreements (or referred to therein or incidental thereto); (j) that the terms and provisions of the Agreements do not, and the execution, delivery and performance of the Agreements by any party thereto does not and will not, violate the organizational documents of such party or any law, rule, regulation, order or decree of any court, administrative agency or other governmental authority or agency applicable to such party, or result in the breach of or a default under any contract or undertaking to which it is a party or by which it or its property is bound; and (k) that there is nothing in the laws or public policy of any relevant jurisdiction (other than the State of New York or the United States of America) that would affect the opinion set forth above.

     Our opinion is qualified as to:

     (i) limitations imposed by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, fraudulent transfer or other similar law of general application affecting the enforcement of creditors' or secured creditors' rights generally;

     (ii) general principles of equity including, without limitation, concepts of materiality and fair dealing, the possible unavailability of specific performance or injunctive relief, and other similar doctrines affecting the enforceability of agreements generally (regardless of whether considered in a proceeding in equity or at law);

     (iii) rights to indemnification or contribution which may be limited by applicable law or equitable principles or otherwise unenforceable as against public policy,

     (iv) the effect of any other limitations imposed by public policy, although (except as noted in sub-paragraph (iii) above and sub-paragraphs (v) through (viii) below) we are not aware of any limitation that would be relevant to such enforcement;

     (v) the effect of any requirement conditioning enforcement on the party seeking enforcement having acted in a commercially reasonable manner and in good faith in performing its obligations and exercising its rights and remedies thereunder;

     (vi) the discretion of a court to invalidate or decline to enforce any right, remedy or provision of the Swap Agreement, determined by it, in any such case, to be a penalty;

     (vii) the unenforceability of any provision requiring the payment of attorney's fees, except to the extent that a court determines such fees to be reasonable; and

     (viii) the effect of any requirement that a claim (or a foreign currency judgment in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law.

     Without in any way limiting the effect of sub-paragraph (viii) above, we note that a judgment for money in an action in a federal or state court in the United States ordinarily would be enforced in the United States only in United States dollars. The date used to determine the rate of conversion of a foreign currency into United States dollars will depend upon various factors, including which court renders the judgment. By way of example, under Section 27 of the New York Judiciary Law, a state court in the State of New York rendering a judgment on an obligation required to be paid in a foreign currency will be required to render such judgment in such foreign currency, and such judgment would be converted into United States dollars at the exchange rate prevailing on the date of entry of the judgment.

     Certain of the remedial provisions of the Swap Agreement may be limited or rendered ineffective or unenforceable in whole or in part, but the inclusion of such provisions does not make the remedies provided by such Agreement inadequate for the practical realization of the respective rights and benefits purported to be provided thereby (except for the economic consequences of procedural or other delay, as to which we express no opinion).

     We express no opinion:

     (a) as to any provision in the Swap Agreement to the extent that such provision refers to, or incorporates by reference, the provisions of any agreement other than the Swap Agreement;

     (b) regarding any severability provision;

     (c) with respect to the creation, perfection or priority of any security interest or as to the effect thereof or the rights and remedies or obligations of any party to the Swap Agreement in respect thereof;

     (d) as to the effect of: (i) the compliance or non-compliance of Lehman Brothers Special Financing Inc. with any United States state or federal laws or regulations or any other laws or regulations applicable to Lehman Brothers Special Financing Inc., including limitations or restrictions that apply to financial institutions; or (ii) the failure of Lehman Brothers Special Financing Inc. to be duly authorized to conduct business in any jurisdiction;

     (e) with respect to any federal or state securities, "blue sky" or other similar laws;

     (f) as to the enforceability of any rights to specific performance provided for in the Swap Agreement; or

     (g) as to whether a federal court of the United States of America or a state court outside the State of New York would give effect to the choice of New York law provided for in the Swap Agreement.

     Our opinion herein, as it pertains to the enforceability of provisions contained in the Swap Agreement pursuant to which the parties thereto agree to submit to the jurisdiction of the United States federal courts referred to herein, is subject to the power of such courts to transfer actions pursuant to 28 U.S.C. ss. 1404(a) or to dismiss such actions or proceedings on the ground that such a federal court is an inconvenient forum for such an action or proceeding and we note that such issues may be raised by the court sua sponte. In addition, we express no opinion as to the subject matter jurisdiction of any United States federal court to adjudicate any action relating to the Agreements where jurisdiction based on diversity of citizenship under 27 U.S.C. ss. 1332 does not exist.

     As noted above, the conclusions set forth herein are subject to the accuracy of the factual assumptions described above and the absence of additional facts that would materially affect the validity of the assumptions set forth herein. Our conclusions as to any legal matters in this letter speak only as of the date hereof. We assume no obligation to revise or supplement this letter should such factual matters change or should such laws or regulations be changed by legislative or regulatory action, judicial decision or otherwise, and we hereby express no opinion as to the effect any such changes may have on the foregoing opinion. We do not express any opinion, either implicitly or otherwise, on any issue not expressly addressed in the third paragraph of this letter.

     To the extent our opinion herein pertains to the enforceability of Part 4(h) of the Schedule to the Master Agreement pursuant to which the Trust and the Swap Counterparty have agreed that the laws of the State of New York shall govern the Agreement, we have relied on Section 5-1401 of the New York General Obligations Law, which states in pertinent part: "The parties to any contract, agreement or undertaking, contingent or otherwise, in consideration of, or relating to any obligation arising out of a transaction covering in the aggregate not less than two hundred fifty thousand dollars . . . may agree that the law of this state shall govern their rights and duties in whole or in part, whether or not such contract, agreement or undertaking bears a reasonable relation to this state."

     We express no opinion as to matters of law other than the law of the State of New York and the federal law of the United States of America. In rendering the foregoing opinion we have assumed that enforcement of the Swap Agreement in accordance with New York law would not violate any provision of any law of any jurisdiction (other than the State of New York) or any public policy of any jurisdiction that bears a reasonable relation to the Agreements or the transaction in which the Swap Agreement is being executed and delivered by the parties thereto.

     The opinion expressed herein is solely for your benefit in connection with the transactions contemplated by the Agreements and may not be relied on in any manner or for any purpose by any other individual, partnership, corporation or other governmental or non-governmental entity (each a "Person"), nor may any copies thereof be published, communicated, filed with or otherwise made available in whole or in part to any other Person without our specific prior written consent. By accepting this letter, each Person to whom this letter is addressed (other than the Depositor) recognizes and acknowledges that (i) no attorney-client relationship exists or has existed between the lawyers in our firm representing the Depositor and such Person in connection with the execution of the Agreements or by virtue of this letter,
(ii) in order to permit reliance by such Person on this letter, the lawyers in our firm representing the Depositor conducted no activities in addition to those undertaken or conducted for the purpose of rendering this letter to the Depositor as one of the addressees hereof and (iii) this letter may not be appropriate or sufficient for such Person's purposes.

                                       Very truly yours,

                             EXHIBIT C to Schedule
                             ---------------------

                        [Form of Opinion of Counsel for
                  Lehman Brothers Special Financing Inc. and
                        Lehman Brothers Holdings Inc.]

                                                                        [date]

THE BANK OF NEW YORK,
not in its individual or corporate capacity
but solely as Swap Contract Administrator for
CWABS, Inc. Asset-Backed Certificates Series 2006-3,
pursuant to a Swap Contract Administration Agreement
c/o The Bank of New York
101 Barclay Street
New York, NY 10286
Attention: Corporate Trust Administration MBS Administration,
---------
CWABS, Series 2006-3

Ladies and Gentlemen:

     I have acted as counsel to Lehman Brothers Special Financing Inc., a Delaware corporation ("Party A") and Lehman Brothers Holdings Inc., a Delaware corporation ("Guarantor"), and am familiar with matters pertaining to the execution and delivery of the Master Agreement (the "Master Agreement") dated as of February 27, 2006 between Party A and THE BANK OF NEW YORK, not in its individual or corporate capacity but solely as Swap Contract Administrator for CWABS, Inc. Asset-Backed Certificates Series 2006-3, pursuant to a Swap Contract Administration Agreement and the guarantee of Guarantor (the "Guarantee") delivered in connection with the Master Agreement.

     In connection with this opinion, I have examined, or have had examined on my behalf, an executed copy of the Master Agreement and the Guarantee, certificates and statements of public officials and officers of Party A and Guarantor and such other agreements, instruments, documents and records as I have deemed necessary or appropriate for the purposes of this opinion.

     Except as expressly set forth herein, no independent investigation (including, without limitation, conducting any review, search or investigation of any public files, records or dockets) has been undertaken to determine the existence or absence of the facts that are material to my opinions, and no inference as to my knowledge concerning such facts should be made.

     When used herein the phrase "to my knowledge" means to my actual knowledge without independent investigation.

     References in this letter to "Applicable Laws" are to those laws, rules and regulations of the State of New York which, in my experience, are normally applicable to transactions of the type contemplated by the Master Agreement and the Guarantee. References in this letter to "Governmental Authorities" are to executive, legislative, judicial, administrative or regulatory bodies of the State of New York. References in this letter to "Governmental Approval" are to any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws.

     Based on the foregoing but subject to the assumptions, exceptions, qualifications and limitations hereinafter expressed, I am of the opinion that:

     (i) Each of Party A and Guarantor is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

     (ii) The execution, delivery and performance of the Master Agreement in the case of Party A, and the Guarantee, in the case of Guarantor, are within its corporate power, have been duly authorized by all corporate action and do not conflict with any provision of its certificate of incorporation or by-laws.

     (iii) The Master Agreement, in the case of Party A, and the Guarantee, in the case of Guarantor, have been duly executed and delivered and each constitutes a legal, valid and binding obligation, enforceable against it in accordance with its respective terms.

     (iv) To the best of my knowledge, no Governmental Approval is required in connection with the execution, delivery and performance of the Master Agreement in the case of Party A, or the Guarantee, in the case of Guarantor, except those that have been obtained and, to my knowledge, are in effect.

     The foregoing opinions are subject to the following assumptions, exceptions, qualifications and limitations:

     A. My opinion in paragraph 3 above is subject to: (i) bankruptcy, insolvency, reorganization, receivership, moratorium or similar laws affecting creditors' rights generally (including, without limitation, the effect of statutory or other laws regarding fraudulent or other similar transfers or conveyances); (ii) general principles of equity, regardless of whether enforceability is considered in a proceeding in equity or at law; (iii) laws and considerations of public policy that may limit the enforceability of provisions (a) regarding indemnification and contribution rights and obligations, (b) regarding the waiver or limitation of rights to trial by jury, oral amendments to written agreements or rights of setoff, (c) relating to submission to jurisdiction, venue or service of process, and (d) purporting to prohibit or restrict, or require the consent of the "account debtor" (as defined in Section 9-102 of the Uniform Commercial Code as in effect in the State of New York (the "NYUCC")) for, the creation, perfection or enforcement of a security interest in "accounts" or "general intangibles" (in each case, as defined in Section 9-102 of the NYUCC).

     B. I am a member of the Bar of the State of New York and render no opinion on the laws of any jurisdiction other than the laws of the State of New York and the General Corporation Law of the State of Delaware. Except as described, I have not examined, or had examined on my behalf, and I do not express any opinion with respect to, Delaware law.

     C. My opinions are limited to the present laws and to the facts as they presently exist, and no opinion is to be inferred or implied beyond the matters expressly so stated. I assume no obligation to revise or supplement this opinion should the present laws of the jurisdictions referred to in paragraph B above be changed by legislative action, judicial decision or otherwise.

     D. This letter is rendered solely to you solely for your benefit in connection with the Master Agreement and the Guarantee and the transactions related thereto and may not be relied upon by any other person, entity or agency or by you in any other context or for any other purpose. This letter may not be circulated, used or quoted in whole or in part, nor may copies thereof be furnished or delivered to any other person, without the prior written consent of Lehman Brothers Holdings Inc., except that you may furnish copies hereof (i) to your independent auditors and attorneys, (ii) to any United States, state or local authority having jurisdiction over you or over Party A or Guarantor, (iii) pursuant to the order of any legal process of any court of competent jurisdiction or any governmental agency, and (iv) in connection with any legal action arising out of the Master Agreement or the Guarantee.

     E. I have assumed with your permission (i) the genuineness of all signatures by each party other than Party A or Guarantor, (ii) the authenticity of documents submitted to me as originals and the conformity to authentic original documents of all documents submitted to me as copies, (iii) the accuracy of the matters set forth in the documents, agreements and instruments I reviewed, (iv) that each party other than Party A and Guarantor is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (v) the due execution and delivery, pursuant to due authorization, of the Master Agreement by each party other than Party A, and (vi) that the Master Agreement is the legal, valid, binding and enforceable obligation of each party other than Party A, enforceable against each such party in accordance with its terms.

     F. My opinion in paragraph 3 is subject to the qualification that certain provisions contained in the Agreement and the Guarantee may not be enforceable, but such unenforceability will not render the Agreement or the Guarantee invalid as a whole or substantially interfere with the practical realization of the principal benefits provided thereby.

     The foregoing opinions are given on the express understanding that the undersigned is an officer of Lehman Brothers Inc. and shall in no event incur any personal liability in connection with said opinions.

                                       Very truly yours,

                             EXHIBIT D to Schedule
                             ---------------------

                           [REGULATION AB AGREEMENT]
                           -------------------------


                                      1